UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2005

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

BERMUDA	001-14669	74-2692550
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

CLARENDON HOUSE
CHURCH STREET
HAMILTON, BERMUDA
(Business address of registrant)

ONE HELEN OF TROY PLAZA
EL PASO, TEXAS 79912
(United States mailing address of registrant)

Registrant's telephone number, including area code: (915) 225-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 2, 2005, Helen of Troy L.P., a wholly owned subsidiary of Helen of Troy Limited (the "Company", "Purchaser", or "We"), entered into a Purchase and Sale Agreement ("the Agreement") with DTC Eastgate 1, LLC. ("Seller"), to purchase and have constructed a 1,200,000 square foot warehouse facility on approximately 59 acres of land located in Southaven Mississippi. The initial purchase price is approximately $33,000,000 subject to usual and customary adjustments for change orders and liquidated damages in the event construction runs beyond the agreed construction date. The agreement gives the Purchaser a 24-month option to purchase an additional adjacent 31 acre tract of land for approximately $1,600,000, to allow for additional expansion.

The Agreement also gives the Company a “put option” to require the Seller to purchase our existing Southaven, Mississippi 619,000 square foot warehouse for $16,000,000 at any time between 30 and 180 days following the closing on the purchase of the new facility. We do not expect to incur any losses on the disposition of our existing facility. We currently expect to close on and occupy the new facility in the last fiscal quarter of fiscal 2006.

Total estimated costs of the project including warehouse equipment and fixtures is approximately $45,000,000, which we expect to fund out of a combination of cash from operations, our existing revolving line of credit, and the proceeds from the sale of our existing facility in Southaven, Mississippi. We may also consider other types of financing.

The foregoing is qualified in its entirety by reference to the agreement attached hereto as Exhibit 10.1 and incorporated by reference herein.

This report on Form 8-K contains certain forward-looking statements, which are subject to change. The forward looking statements discussed in this report include statements regarding the potential for the exercise of a put option on a facility, the estimated total project cost and expected project funding sources. A number of risks or uncertainties could cause actual results to differ materially from anticipated results. Generally, the words "estimated", "expects" and other similar words identify forward-looking statements. The Company cautions readers not to place undue reliance on forward-looking statements. The actual results may differ materially from those described in any forward-looking statements. The Company intends its forward-looking statements to speak only as of the time of such statements, and does not undertake to update or revise them as more information becomes available.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS.

The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description.

10.1	PURCHASE AND SALE AGREEMENT Effective May 2, 2005 by and between DTC Eastgate 1, LLC. as Seller AND Helen of Troy L.P. as Purchaser.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED
May 6, 2005
Date	By:	/s/ Thomas J. Benson
Thomas J. Benson
Senior Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	PURCHASE AND SALE AGREEMENT Effective May 2, 2005 by and between DTC Eastgate 1, LLC. as Seller AND Helen of Troy L.P. as Purchaser.

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